THIS DOCUMENT IS A COPY OF THE FORM 8-K FILED ON OCTOBER 30, 2000 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549


                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                Date of Report:  October 12, 2000


                         NS GROUP, INC.

     (Exact name of registrant as specified in its charter)

Kentucky                    1-9838             61-0985936
(State or other
jurisdiction            (Commission file     (I.R.S. Employer
 incorporation)             number)        identification number)



         530 West Ninth Street, Newport, Kentucky 41071
            (Address of principal executive offices)


 Registrant's telephone number, including area code:
 (859) 292-6809




Item 2.        ACQUISITION OR DISPOSITION OF ASSETS
On October 12, 2000, pursuant to a Stock Purchase Agreement ("Agreement") dated as of September 13, 2000, by and among Mini Crown Funding Corp., a Delaware corporation (the "Buyer"), the Buyer's parent, Sovereign Specialty Chemicals, Inc., a Delaware corporation ("Sovereign"), Imperial Adhesives, Inc., an Ohio Corporation ("Imperial"), and NS Group, Inc., a Kentucky Corporation (the "Company"), NS Group sold the stock of its wholly-owned subsidiary, Imperial Adhesives, Inc. The terms of the Agreement were determined by arm's length negotiation between the Company and Sovereign. The Company disposed of its investment in Imperial in consideration of the receipt of $26,750,000 in cash. The agreement calls for an adjustment to the purchase price for amounts of working capital at closing being more or less than the targeted working capital balance as described in the Agreement. The Company will report a gain on this sale during its first fiscal quarter ended December 30, 2000. At this time, the work needed to determine the final working capital of Imperial has not been completed. When that work is completed, any adjustment of the sale price will affect the gain on the sale.

Imperial manufactures custom water-borne, solvent- borne and hot-melt adhesives and footwear finishes. These products are manufactured at plants located in Cincinnati, Ohio and Nashville, Tennessee.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to such Agreement, a copy which is attached hereto as Exhibit 2(a). The Company agrees to furnish supplementally to the Commission upon request a copy of all omitted schedules and exhibits to the Asset Purchase Agreement.

On September 13, 2000, the Company issued a press release announcing the sale agreement. On October 12, 2000, the Company issued a press release announcing the completion of the sale. The press releases are attached hereto as Exhibit 99(a) and 99(b) and incorporated herein by reference.

There are no material relationships between the Company and Sovereign or any of our officers and directors.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.
Pursuant to Securities and Exchange Commission regulations, the following unaudited pro forma consolidated financial information of NS Group, Inc. has been prepared to reflect the sale as if it had been consummated on earlier dates. The unaudited pro forma statements of operations are presented for the nine-month period ended July 1, 2000 and the fiscal year ended September 25, 1999. The unaudited pro forma consolidated balance sheet has been prepared to reflect the Sale, the receipt of all proceeds and payment of all related costs as having occurred on July 1, 2000.

The unaudited pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements and related notes contained in the annual and quarterly reports of NS Group, Inc., which have been incorporated by reference into this Current Report on Form 8-K. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of NS Group, Inc., that would have occurred had the acquisition been consummated as of the dates indicated. In addition, the unaudited condensed pro forma consolidated financial statements are not necessarily indicative of the future financial condition or operating results of NS Group, Inc.



                         NS GROUP, INC.
     CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
         Nine Month Period Ended July 1, 2000 (Unaudited)
               (In thousands, except per share data)




                            Historical   Adjustment    Pro Forma

NET SALES                   $ 293,546   $ (33,161)(A)  $ 260,385


COST AND EXPENSES
   Cost of products sold      292,119     (24,143)(A)    267,976

   Selling and admini-
    strative expenses          21,879      (7,377)(A)     14,502

   Operating income
    (loss)                    (20,452)     (1,641)       (22,093)


Other Income (Expense)
   Investment & other
    income                      4,266          64 (A)      4,330
   Interest expense            (8,985)         33 (A)     (8,952)

   Income (loss) before
    income taxes              (25,171)     (1,544)       (26,715)


Provision (Benefit) for
  Income Taxes                    111        (354)(A)       (243)
   Net income (loss)        $ (25,282)   $ (1,190)      $(26,472)


Per Common Share (Basic &
Diluted)

   Net income (loss)         $  (1.17)   $  (0.06)(A)    $ (1.23)

Weighted Average Outstanding
Shares
     Basic and Diluted         21,538      21,538         21,538



See Notes to Unaudited Proforma Condensed Consolidated Financial
Information.




                         NS GROUP, INC.
    CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
        Fiscal Year Ended September 25, 1999 (Unaudited)
               (In thousands, except per share data)



                         Historical   Adjustment     Pro Forma

NET SALES                 $242,563    $(43,684)(B)   $ 198,879


COST AND EXPENSES
  Cost of products sold    262,849     (31,509)(B)     231,340

  Selling and adminis-
   trative expenses         26,842      (9,996)(B)      16,846

  Operating income
    (loss)                 (47,128)     (2,179)        (49,307)


Other Income (Expense)
  Investment & other
   income                    9,449         140 (B)       9,589
  Interest expense         (11,601)         50 (B)     (11,551)

  Income (loss) before
   income taxes            (49,280)     (1,989)        (51,269)


Provision (Benefit) for
income taxes                (3,727)       (585)(B)      (4,312)
Income (loss) before
extraordinary items        (45,553)     (1,404)        (46,957)


Extraordinary items,
 net of tax                 (3,837)          -          (3,837)
   Net income (loss)      $(49,390)     (1,404)        (50,794)


Per Common Share
  (Basic & Diluted)
  Loss before
   extraordinary items      $(2.08)     $(0.06)(B)     $(2.14)
  Extraordinary items        (0.18)          -          (0.18)
  Net income (loss)       $  (2.26)     $(0.06)        $(2.32)

Weighted Average
Outstanding Shares
  Basic and Diluted         21,852      21,852         21,852


See Notes to Unaudited Proforma Condensed Consolidated Financial
Information.


                           NS GROUP, INC.
           CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                            (In thousands)

                                    July 1, 2000 (Unaudited)

                         Historical      Adjustment         Pro Forma
Current Assets

 Cash and investments     $ 39,212       $  26,750  (C)     $ 65,962
 Accounts receivable,
   net                      54,562          (5,635) (D)       48,927
 Inventories                66,675          (5,277) (D)       61,398
 Other current assets       23,121               5            23,126
   Total current assets    183,570          15,843           199,413

Property, Plant and
   Equipment-Net           132,794          (3,196) (D)      129,598
Investments & Other
   Assets                   30,921            (307) (D)       30,614
                          $347,285        $ 12,340          $359,625

Current Liabilities
 Accounts and notes
  payable                 $ 36,885        $ (2,441) (D)     $ 34,444
 Accrued liabilities        32,989            (621) (D)       33,368
                                             1,000  (E)
   Total current
     liabilities            69,874          (2,062)           67,812

Long-term Debt-net          73,203            (468) (D)       72,735
Deferred Taxes               8,602             (20) (D)        8,582
Shareholders' Equity       195,606          14,890  (F)      210,496
                          $347,285        $ 12,340          $359,625



NOTES TO PRO FORMAT FINANCIAL INFORMATION
(A) Adjustment to eliminate Imperial amounts included in the nine-month period ended July 1, 2000.
(B) Adjustment to eliminate Imperial amounts included in year ended September 25, 1999.
(C) Adjustment to reflect proceeds from the sale of Imperial.
(D) Adjustment to eliminate assets and liabilities of Imperial in the Company's consolidated balance sheet as of July 1, 2000, which were sold to Sovergn.
(E) Represents estimated liabilities pertaining primarily to indemnification matters pursuant to the stock purchase agreement.
(F) Represents estimated gain on sale transaction.

NOTE: The unaudited proforma condensed consolidated statements of operations do not reflect any effect as the result of the use of the sale proceeds.

(c)  Exhibits

Exhibit 2(a) Stock Purchase Agreement dated September 13, 2000, by and among Mini Crown Funding Corp., a Delaware corporation, Sovereign Specialty Chemicals, Inc., a Delaware corporation, Imperial Adhesives, Inc., an Ohio corporation, and NS Group, Inc., a Kentucky Corporation.

Exhibit 2(b)  First Amendment to Stock Purchase Agreement dated October 10,
              2000.

Exhibit 2(c)  Second Amendment to Stock Purchase Agreement dated October
              11, 2000.

              The Company agrees to furnish supplementally to the Commission upon request a copy of all omitted schedules and exhibits to the Stock Purchase Agreement.

Exhibit 99(a) News release issued by NS Group, Inc. dated September 13, 2000, announcing agreement to sell Imperial Adhesives, Inc.

Exhibit 99(b) News release issued by NS Group, Inc. dated October 12, 2000, announcing the completion of the sale of Imperial Adhesives, Inc.



                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NS Group, Inc.


Date:  October 26, 2000           By:  /s/Thomas J. Depenbrock
                                  Thomas J. Depenbrock
                                  Vice President, Treasurer and
                                  Chief Financial Officer